UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 23, 2026
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 23, 2026, the Board of Directors (the “Board”) of Clarivate Plc (the “Company”), upon the recommendation of the Human Resources and Compensation Committee of the Board (the “HRCC”), approved the adoption of the Amended and
Restated Executive Severance Plan of Clarivate Plc (the “A&R Executive Severance Plan”), effective March 23, 2026. The
Executive Severance Plan of Clarivate Plc was originally adopted by the Board on June 30, 2021 (the “Original ESP”), and the
A&R Executive Severance Plan maintains substantially similar terms and conditions, except as described below. Generally, the
A&R Executive Severance Plan provides for severance payments to members of the Company’s Executive Leadership Team
(other than the Executive Chairman), including each of the Company’s named executive officers, and other employees selected by the HRCC (such individuals, “ESP Participants”) upon a termination of their employment under circumstances specified in the A&R Executive Severance Plan (such terminations, a “Qualifying Termination”).
The material changes effected in the A&R Executive Severance Plan from those in the Original ESP are as follows:
•The CEO is an eligible ESP Participant.
•ESP Participants will be eligible for severance payments upon a termination of their employment for “good reason” in connection with a “change in control” (each as defined in the A&R Executive Severance Plan).
•Upon a Qualifying Termination of an ESP Participant not in connection with a “change in control” (as defined in the
A&R Executive Severance Plan):
◦Outstanding and unvested restricted stock units that vest on the basis of the ESP Participant’s continued
service (“RSUs”) which were granted prior to April 1, 2027 and which would have vested over the 18-month period following such Qualifying Termination will vest in full; and
◦Outstanding RSUs held by the ESP Participant which were granted on or after April 1, 2027 will vest on a prorated basis.
•Upon a Qualifying Termination of an ESP Participant in connection with a “change in control”:
◦All outstanding RSUs will vest in full; and
◦All outstanding and unvested restricted stock units that vest on the basis of the satisfaction of performance metrics will vest as if all performance metrics had been met at a performance level to be determined by the
HRCC.
The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the A&R Executive
Severance Plan, a copy of which is filed hereto as Exhibit 10.1.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

No.	Description
10.1	Amended and Restated Executive Severance Plan of Clarivate Plc
104	The cover page from the Company's Current Report on Form 8-K dated March 26, 2026, formatted in Inline XBRL
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARIVATE PLC

Date: March 26, 2026	By: /s/ John Doulamis
Name: John Doulamis
Title: Senior Vice President and General Counsel